EXHIBIT 32.1

CERTIFICATION PURSUANT TO RULE 13a-14(b) OR
RULE 15d-14(b) and 18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Rick’s Cabaret International, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eric S. Langan, Chief Executive Officer, Chief Financial Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2007	By:	/s/ Eric S. Langan
Eric S. Langan
Chief Executive Officer, Chief Financial Officer and Principal Financial Officer